SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2011

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

66-0328885	001-08048
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On July 22, 2011, Tii Network Technologies, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board of Directors of the Company, engaged KPMG, LLP (“KPMG”) as the Company’s independent registered public accounting firm and dismissed  Marcum LLP (“Marcum”) as the Company’s principal accountants.

Marcum’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2009 and 2010 and the subsequent interim period through the date hereof, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in its report or (ii) reportable events described in Item 304(a)(1)(v) of Regulation S-K.  The Company has provided Marcum with a copy of this Report and requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respect in which it does not agree by the Company.  The letter from Marcum is filed as Exhibit 16 to this Report.

During the fiscal years ended December 31, 2009 and 2010 and the subsequent period through the date hereof, neither the Company nor anyone on behalf of the Company consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).  The Company has provided KPMG with a copy of this Report, requested KPMG to review the disclosures contained in this Report and provided KPMG with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views or the respects in which KPMG does not agree with the disclosures made in this Report.  KPMG has advised the Company that it does not intend to furnish such a letter.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

  16       Letter dated July 26, 2011 from Marcum LLP

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC

Date: July 26, 2011	By:	/s/ Kenneth A. Paladino
Kenneth A. Paladino
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16	Letter dated July 26, 2011 from Marcum LLP